===============================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                            _____________________

                                 FORM 8-K/A

                      AMENDMENT FOR 8-K CURRENT REPORT

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Commission File Number 0-26212
                            _____________________

                           PURE ATRIA CORPORATION
             (Exact name of registrant specified in its charter)


        DELAWARE                                    94-3141575
_________________________________         ______________________________
 (State or other jurisdiction of          (I.R.S. Employer Identification
 incorporation or organization)                       Number)


                           1309 SOUTH MARY AVENUE
                        SUNNYVALE, CALIFORNIA  94087
                  (Address of principal executive offices)
                         TELEPHONE:  (408) 720-1600
            (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes   X   No
                                      __     __

===============================================================================

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated August 26, 1996 as set forth in the pages attached hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The following financial statements and exhibits are filed as part of this report, where indicated.

         (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 Regulation S-X:

          Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08695) filed with the Securities and Exchange Commission on July 24, 1996 and the Quarterly Report on Form 10-Q filed by Atria Software, Inc. on August 13, 1996 and filed as an exhibit to this report.


          (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          Unaudited Pro Forma Combined Condensed Balance Sheet as of
          June 30, 1996

          Unaudited Pro Forma Condensed Statement of Operations for the years ended December 31, 1994 and 1995 and the six months ended
          June 30, 1996.

          Notes to Pro Forma Combined Condensed Financial Statements.


          (c)  Exhibits in accordance with Item 601 of Regulation S-K:

Exhibits:
---------

2.1 Agreement and Plan of Reorganization, dated as of June 6, 1996 by and among Pure Software Inc., a Delaware corporation, Atria Software, Inc., a Massachusetts corporation, and CST Acquisition Corporation, a Massachusetts corporation.

          Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-08695) filed with the Securities and Exchange Commission on July 24, 1996.

2.2 Articles of Merger by and between CST Acquisition Corporation, a Massachusetts corporation and Atria Software, Inc., a Massachusetts corporation, dated as of August 26, 1996.

          Previously filed.

23.1      Consent of Independent Auditors.

99.1 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission by Atria Software, Inc. on August 13, 1996.

          Previously filed.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 16, 1996                 PURE ATRIA CORPORATION



                                        By: /s/ Chuck Bay
                                            -------------
                                            Chuck Bay
                                            Vice President, Finance,
                                            Chief Financial Officer,
                                            General Counsel and Secretary
                                            (Duly Authorized Officer and
                                            Principal Financial Officer)

             PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


The following pro forma combined condensed financial statements of Pure Atria Corporation ("Pure Atria") have been prepared to give effect to the Merger, using the pooling of interests method of accounting.

The pro forma combined condensed balance sheet as of June 30, 1996 gives effect to the Merger as if it had occurred on June 30, 1996, and combines the unaudited condensed consolidated balance sheet of Pure Software Inc. ("Pure") and the balance sheet of Atria Software, Inc. ("Atria") as of June 30, 1996.

The pro forma combined condensed statements of operations combine the historical consolidated statements of operations of Pure and Atria for each of the years in the three-year period ended December 31, 1995 and the six months ended June 30, 1996, in each case as if the Merger had occurred at the beginning of the earliest period presented.

Pure and Atria estimate that they will incur direct transaction costs of approximately $8.3 million associated with the Merger, which will be charged to operations upon consummation of the Merger. In addition, it is expected that following the Merger, Pure Atria will incur an additional charge to operations, currently estimated to be approximately $27 million, before estimated related tax benefits, to reflect costs associated with integrating the two companies. This is a preliminary estimate only and is therefore subject to change. There can be no assurance that Pure Atria will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

Such pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Pure and Atria and should be read in conjunction with the respective historical consolidated financial statements and notes thereto of Pure and Atria included in the Joint Proxy Statement/ Prospectus and do not incorporate any benefits from cost savings or synergies of operations of the combined company.

                 PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                JUNE 30, 1996

                               (IN THOUSANDS)

                                 (UNAUDITED)

                                                                                                     PRO                 PRO
                                                                                                    FORMA               FORMA
    ASSETS                                                         PURE              ATRIA        ADJUSTMENTS          COMBINED
   -------                                                        ------             ------       -----------          --------
Current assets:
 Cash and cash equivalents                                      $  13,989        $    24,006     $                   $   37,995
 Short-term investments                                            30,675             23,105                             53,780
 Accounts receivable, net                                          14,483              6,195                             20,678
 Prepaid expenses and other current assets                          1,233              1,606                              2,839
 Deferred tax assets                                                  705              1,515         4,160                6,380
                                                                   ------             ------        ------             --------

     Total current assets                                          61,085             56,427         4,160              121,672

Property and equipment, net                                         6,743              4,421                             11,164
Other assets, net                                                   1,534                846                              2,380
                                                                   ------             ------        ------             --------

     Total assets                                               $  69,362        $    61,694     $   4,160           $  135,216
                                                                   ======             ======        ======             ========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                                   2,163                609                              2,772
 Accrued payroll and related expenses                               3,842              3,117                              6,959
 Other accrued expenses                                             1,695              6,457                              8,152
 Accrued integration and merger costs                                 280               --          35,255               35,535
 Deferred revenue                                                  12,489              7,883                             20,372
 Income taxes                                                       4,080                           (4,080)                --
                                                                   ------             ------        ------             --------
     Total current liabilities                                     24,549             18,066        31,175               73,790

Stockholders' equity:
 Common stock                                                           2                144          (142)                   4
 Additional paid-in capital                                        49,804             32,733           142               82,679
 Cumulative translation adjustment                                   (568)                 2                               (566)
 Retained earnings (accumulated deficit)                           (4,425)            10,749       (27,015)             (20,691)
                                                                   ------             ------        ------             --------

     Total stockholders' equity                                    44,813             43,628       (27,015)              61,426
                                                                   ------             ------        ------             --------
     Total liabilities and stockholders' equity                 $  69,362        $    61,694     $   4,160           $  135,216
                                                                   ======             ======        ======             ========

See accompanying notes to pro forma combined condensed financial statements.

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                                 JUNE 30, 1996

                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)

                                                                                      SIX MONTHS
                                                                                        ENDED
                                              YEARS ENDED DECEMBER 31,                 JUNE 30,
                                            ---------------------------            ------------------
                                             1993      1994       1995               1995      1996
                                            -------   -------    ------            -------    -------
Total revenues                            $  21,187   $42,758   $84,185           $ 35,739    $60,623
Cost of revenues                              1,849     3,982     7,865              3,278      6,009
                                            -------   -------   -------            -------    -------

        Gross margin                         19,338    38,776    76,320             32,461     54,614
                                            -------   -------   -------            -------    -------
Operating expenses:
  Sales and marketing                        10,298    18,934    39,063             16,766     27,643
  Research and development                    5,101     9,465    15,468              6,741     10,830
  General and administrative                  2,349     4,450     7,791              3,397      4,844
  In-process research and development          --        --      11,600             10,100       --
  Merger and integration                       --        --       2,961               --         --
                                            -------   -------   -------            -------    -------

        Total operating expenses             17,748    32,849    76,883             37,004     43,317
                                            -------   -------   -------            -------    -------

Income (loss) from operations                 1,590     5,927      (563)            (4,543)    11,297
Other income                                    139       835     2,404                988      1,569
                                            -------   -------   -------            -------    -------
   Income (loss) before
      income taxes                            1,729     6,762     1,841             (3,555)    12,866

Income taxes                                     83     1,335     5,363              1,745      4,377
                                            -------   -------   -------            -------    -------

    Net income (loss)                      $ 1,646    $ 5,427   $(3,522)          $ (5,300)   $ 8,489
                                            =======   =======   =======            =======    =======

Net income (loss) per share                                                                   $  0.19
                                                                                              =======

Income (loss) before
  income taxes, as reported                             6,762      1,841            (3,555)

Pro forma income taxes                                  1,630      6,087             2,144
                                                      -------   --------           -------
   Pro forma net income (loss)                        $ 5,132    $(4,246)          $(5,699)
                                                      -------   --------           -------
Pro forma net income (loss) per share                 $  0.14    $ (0.11)          $ (0.15)
                                                      -------   --------           -------
Shares used in per share computations                  36,394     37,600            37,710     43,569
                                                      -------   --------           -------    -------

See accompanying notes to unaudited pro forma combined condensed financial statements.

                           PURE - ATRIA CORPORATION

          NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


(1)    PRO FORMA BASIS OF PRESENTATION

       These pro forma combined financial statements reflect the issuance of 22,200,461 shares of Pure Atria common stock in exchange for an aggregate of 14,372,812 shares of Atria common stock (outstanding as of June 30, 1996) in connection with the Merger, based on the exchange ratio (determined based on an estimated Applicable Ratio of 1.544615) set forth in the following table.


Atria common stock outstanding as of June 30, 1996             14,372,812
Exchange ratio                                               1.544615:1.0
                                                             ------------

Number of shares of Pure Atria common stock exchanged          22,200,461

Number of shares of Pure common stock outstanding as of
 June 30, 1996                                                 17,666,091
                                                             ------------

Number of shares of Pure Atria common stock outstanding
 after completion of the Merger                                39,866,552
                                                             ============

(2)    PRO FORMA COMBINED BALANCE SHEET

       (a) Pure and Atria estimate they will incur direct transaction costs of approximately $10 million associated with the Merger consisting of transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges. These nonrecurring transaction costs will be charged to operations upon consummation of the Merger.

       (b) It is expected that following the Merger, Pure will incur an additional charge to operations, currently estimated to be $35.3 million to reflect costs associated with integrating the two companies. The pro forma condensed balance sheet gives effect to estimated direct transaction costs and a $35.3 million charge to operations relating to integrating the two companies, before related tax benefits of approximately $8.2 million as if such costs and charge had been incurred as of June 30, 1996. This charge consists primarily of the following: (i) the elimination of duplicative facilities and equipment; (ii) severance costs; and (iii) cancellation and continuation of certain contractual obligations arising from the Merger.

            The direct transaction costs and additional charge are not reflected in the pro forma combined condensed statements of operations.

                                 PURE - ATRIA

(3)    PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

       The following is a summary of the historical results of operations of Pure and Atria and their pro forma combined amounts to reflect the Merger as if it were effected for all periods presented below:


                                                                           SIX MONTHS
                                                                             ENDED
                                YEARS ENDED DECEMBER 31,                    JUNE 30,
                             ------------------------------            -----------------
                             1993         1994         1995             1995      1996
                             ------      ------       ------           ------     ------
TOTAL REVENUES:
    Pure                   $  11,925     $21,993    $  44,042       $  18,510   $  31,624
    Atria                      9,262      20,765       40,143          17,229      28,998
                            --------     -------     --------         -------    --------
                           $  21,187     $42,758    $  84,185       $  35,739   $  60,623
                            ========     =======     ========         =======    ========

COST OF REVENUES:
    Pure                   $    1,208    $  2,017   $   3,750       $   1,504   $   2,795
    Atria                         641       1,965       4,115           1,774       3,213
                             --------     -------    --------         -------    --------
                           $    1,849    $  3,982   $   7,865       $   3,278   $   6,009
                             ========     =======    ========         =======    ========

SALES AND MARKETING:
    Pure                   $    5,640    $  9,493   $  21,315       $   9,104   $  15,399
    Atria                       4,658       9,441      17,748           7,662      12,243
                             --------     -------    --------         -------    --------
                           $   10,298    $ 18,934   $  39,063       $  16,766   $  27,643
                             ========     =======    ========         =======    ========

RESEARCH AND DEVELOPMENT:
    Pure                   $   2,638     $  5,204   $   7,494       $   3,336   $   5,418
    Atria                      2,463        4,261       7,974           3,405       5,413
                             --------     -------    --------         -------    --------
                           $   5,101     $  9,465   $  15,468       $   6,741   $  10,830
                             ========     =======    ========         ========   ========

GENERAL AND ADMINISTRATIVE:
    Pure                   $   1,558     $  2,799   $   4,790       $   2,110   $   2,761
    Atria                        791        1,651       3,001           1,287       2,083
                             --------     -------    --------         -------    --------
                           $   2,349     $  4,450   $   7,791       $   3,397   $   4,844
                             ========     =======    ========         =======    ========

                                 PURE - ATRIA


                                                                                      SIX MONTHS
                                                                                        ENDED
                                           YEARS ENDED DECEMBER 31,                    JUNE 30,
                                        ------------------------------            -----------------
                                        1993         1994         1995             1995      1996
                                        ------      ------       ------           ------     ------
IN-PROCESS RESEARCH AND DEVELOPMENT:
   Pure                               $   --       $   --       $10,100          $10,100    $   --
   Atria                                  --                      1,500             --          --
                                       ------       ------       ------           ------     ------
                                      $   --       $   --       $11,600          $10,100    $   --
                                       ======       ======       ======           ======     ======
MERGER AND INTEGRATION:
   Pure                               $   --       $   --       $ 2,961          $  --      $   --
   Atria                                  --           --          --               --          --
                                       ------       ------       ------           ------     ------
                                      $   --       $   --       $ 2,961          $  --      $   --
                                       ======       ======       ======           ======     ======
OTHER INCOME:
   Pure                               $    20      $   160      $   818          $   277    $   666
   Atria                                  119          675        1,586              711        903
                                       ------       ------       ------           ------     ------
                                      $   139      $   835      $ 2,404          $   988    $ 1,569
                                       ======       ======       ======           ======     ======
INCOME TAXES:
   Pure                               $    73      $   593      $ 3,145          $   601     $ 1,945
   Atria                                   10          742        2,218            1,144       2,432
                                       ------       ------       ------           ------      ------
                                      $    83      $ 1,335      $ 5,363          $ 1,745     $ 4,377
                                       ======       ======       ======           ======      ======
NET INCOME (LOSS):
   Pure                               $   828      $ 2,047      $(8,695)         $(7,968)    $ 3,972
   Atria                                  818        3,380        5,173            2,668       4,517
                                       ------       ------       ------           ------      ------
                                      $ 1,646      $ 5,427      $(3,522)         $(5,300)    $ 8,489
                                       ======       ======       ======           ======      ======

                                 PURE - ATRIA

(4)    PRO FORMA NET INCOME (LOSS) PER SHARE

       The following table reconciles the number of shares used in the pro forma per share computations to the numbers set forth in PureOs and AtriaOs historical statements of operations (in thousands, except the applicable ratio):


                                      Years ended                       Six Months
                                      December 31,                     Ended June 30,
                               -------------------------            --------------------
                               1994                 1995            1995            1996
                               -----               -----            -----          -----
Shares used in per share
 calculation

Historical --Pure                15,838            15,784          15,891            19,921
                               ========          ========        ========    ==============

Historical --Atria               13,308            15,006          14,978            15,310

Options to purchase
 common stock (1)                     -              (882)           (852)
                               --------          --------        --------    --------------
                                 13,308            14,124          14,126            15,310

 Exchange ratio                1.544615          1.544615        1.544615          1.544615

                                 20,556            21,816          21,819            23,648
                               --------          --------        --------    --------------
Pro forma combined               36,394            37,600          37,710            43,569
                               ========          ========        ========    ==============


/(1)/ To exclude common stock equivalents arising from options to purchase Atria common stock during periods where they would be antidilutive on a pro forma combined basis.